                                                                   Exhibit 10.1

                                                                    COMMERCIAL
                                                                   VARIABLE RATE
                                                                    PROMISSORY
                                                                      NOTE

                                    BORROWER
                          BOYD BROTHERS TRANSPORTATION
                          CO., INC.

COMPASS BANK                          COPY
3480 EASTERN BLVD.
MONTGOMERY, AL 36116                ADDRESS
(334) 409-7304 "LENDER"

                          3275 HIGHWAY 30
                          CLAYTON, AL 36016-3003

                      TELEPHONE NO.     IDENTIFICATION NO.
                      (334) 775-1209    636006515

   OFFICER        INTEREST          PRINCIPAL         FUNDING           MATURITY          CUSTOMER           LOAN
IDENTIFICATION      RATE             AMOUNT            DATE               DATE             NUMBER           NUMBER
S.M.              VARIABLE        $1,273,830.00      11/08/02           11/01/08
PURPOSE: TO PURCHASE TRAILERS

PROMISE TO PAY: For value received, Borrower promises to pay to the order of Lender the principal amount of One Million Two Hundred Seventy-Three Thousand Eight Hundred Thirty and no/100 Dollars ($1,273,830.00) plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to accrued, unpaid interest, then to unpaid principal, and then to any late charges or expenses, or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

INTEREST RATE: This Note has a variable interest rate feature. The interest rate on this Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of the actual number of days over 360 days per year. Interest on this Note shall be calculated and payable at a variable rate equal to 1.750% per annum over the Index Rate. The initial interest rate on this Note shall be 3.130% per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:
         the first day of the next succeeding Interest Period.

INDEX RATE: The Index Rate for this Note shall be:
         SEE ANNEX "A", LIBOR RATE for rate definitions and additional terms.

If the Index Rate is redefined or becomes unavailable, then Lender may select another index which is substantially similar.

RATE LIMITATIONS: Subject to applicable law, the minimum interest rate on this Note shall be 3.500% per annum. The maximum interest rate on this Note shall not exceed 18.00% per annum, or if less, or if a maximum rate is not indicated, the maximum interest rate Lender is permitted to charge by law. The maximum rate increase at any one time will be n/a %. The maximum rate decrease at any one time will be n/a %.

DEFAULT RATE: If there is an Event of Default under this Note, the Lender may, in its discretion, increase the interest rate on this Note to: eighteen percent (18.000%) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

71 payments of $19,441.81 beginning December 01, 2002 and continuing at monthly time intervals thereafter. A final payment of the unpaid principal balance plus accrued interest is due and payable on November 01, 2008. If the interest rate changes, the payment amounts may change in an amount sufficient to repay the unpaid principal balance over the scheduled amortization term. New payments begin with the first payment after the rate change.

INTEREST SURCHARGE: Borrower agrees to pay an interest surcharge of $ n/a. The interest surcharge is earned by Lender when paid and is not subject to refund; however, if this Note is prepaid in full within 90 days after the date of this Note, Borrower will receive a credit of a pro rata portion of the interest surcharge, subject to Lender's right to retain a minimum surcharge of $25.00.
PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing, by Borrower and Lender. If this Note is prepaid in full, there will be: [x] No prepayment penalty. [ ] A prepayment penalty of:

LATE CHARGE: If a payment is in default 10 days or more, Borrower will be charged a late charge of :[x] 5.00% of the unpaid payment ; [ ] $___________ or _____________% of the unpaid payment, whichever is [ ] greater, but not to exceed $_____________________; [ ]less.
SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in all of Borrower's right, title, and interest in all monies, instruments, savings, checking and other accounts of Borrower (excluding IRA, Keogh, trust accounts and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. [x] If checked, the obligations under this Note are also secured by the collateral described in any security instrument(s) executed in connection with this Note, and any collateral described in any other security instrument(s) securing this Note or all of Borrower's obligations.

RENEWAL: [ ] If checked, this Note is renewal, but not a satisfaction, of Loan Number ____________________________________.

--------------------------------------------------------------------------------
THE PERSONS SIGNING BELOW ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND, AND AGREE TO THE TERMS AND CONDITIONS OF THIS NOTE, INCLUDING THE PROVISIONS ON THE REVERSE SIDE, AND FURTHER ACKNOWLEDGE RECEIPT OF AN EXACT COPY OF THIS NOTE.

Dated November 08, 2002

         CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN IT.

BORROWER: BOYD BROTHERS TRANSPORTATION       BORROWER:
          CO., INC.

By: /s/ Richard Bailey
---------------------------------------      -----------------------------------
RICHARD BAILEY
CFO

BORROWER:                                    BORROWER:

---------------------------------------      -----------------------------------

BORROWER:                                    BORROWER:

---------------------------------------      -----------------------------------

BORROWER:                                    BORROWER:

---------------------------------------      -----------------------------------

                              TERMS AND CONDITIONS

1. EVENTS OF DEFAULT. An Event of Default will occur under this Note in the event that Borrower, any guarantor or any other third party pledging collateral to secure this Note:

         (a) fails to make any payment on this Note or any other indebtedness to Lender when due;

         (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note, any security instrument, or any other present or future written agreement regarding this or any other indebtedness of Borrower to Lender;

         (c) provides or causes any false or misleading signature or representation to be provided to Lender;

         (d) sells, conveys, or transfers rights in any collateral securing this Note without the written approval of Lender; or destroys, loses or damages such collateral in any material respect; or subjects such collateral to seizure, confiscation or condemnation;

         (e) has a garnishment, judgment, tax levy, attachment or lien entered or served against Borrower, any guarantor, or any third party pledging collateral to secure this Note or any of their property;

         (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;

         (g) fails to provide Lender evidence of satisfactory financial condition;

         (h) has a majority of its outstanding voting securities sold, transferred or conveyed to any person or entity other than any person or entity that has the majority ownership as of the date of the execution of this Note; or

         (i) causes Lender to deem itself insecure due to a significant decline in the value of any real or personal property securing payment of this Note, or Lender in good faith, believes the prospect of payment or performance is impaired.

2. RIGHTS OF LENDER ON DEFAULT. If there is an Event of Default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

         (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full, such acceleration to be automatic and immediate if the Event of Default is a filing under the Bankruptcy Code;

         (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

         (c) to cease making advances under this Note or any other agreement between Borrower and Lender;

         (d) to take possession of any collateral in any manner permitted by law;

         (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

         (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;

         (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

         (h) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

3. DEMAND FEATURE. [ ] If checked, this Note contains a demand feature. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION. Borrower will at all times keep proper books of record and account in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower relating to such fiscal year, such statements to include (i) the balance sheet of Borrower as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of cash flow of Borrower for such fiscal year, prepared by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender within fifteen (15) days after filing same, a copy of Borrower's income tax returns and also, from time to time, such other financial information with respect to Borrower as Lender may request.

5. MODIFICATION AND WAIVER. The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor, the collateral or any other property securing the obligations.

6. SEVERABILITY. If any provision of this Note is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7. ASSIGNMENT. Borrower agrees not to assign any of Borrower's rights, remedies or obligations described in this Note without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Borrower agrees that Lender is entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower.

8. NOTICE. Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW. This Note shall be governed by the laws of the state indicated in Lender's address. Unless applicable law provides otherwise, Borrower consents to the jurisdiction of any court located in such state selected by Lender, in its discretion, in the event of any legal proceeding under this Note.

10. COLLECTION COSTS. To the extent permitted by law, Borrower agrees to pay Lender's reasonable fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants), whether or not such attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Note, whether or not suit is brought, and including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions.

11. MISCELLANEOUS. This Note is being executed primarily for commercial, agricultural, or business purposes. Borrower and Lender agree that time is of the essence. Borrower agrees to make all payments to Lender at any address designated by Lender and in lawful United States currency. Borrower and any person who endorses this Note waives presentment, demand for payment, notice of dishonor and protest and further waives any right to require Lender to proceed against anyone else before proceeding against Borrower or said person. All references to Borrower in this Note shall include all of the parties signing this Note, and this Note shall be binding upon the heirs, successors and assigns of Borrower and Lender. If there is more than one Borrower their obligations under this Note shall be joint and several. This Note represents the complete and integrated understanding between Borrower and Lender regarding the terms hereof.

12. JURY TRIAL WAIVER. BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE.

13. ADDITIONAL TERMS:

SEE ADDENDUM TO PROMISSORY NOTE

                                    ANNEX A

                                   LIBOR RATE

         (a) Unless otherwise defined in this Annex, all capitalized terms used herein shall have the meanings given such terms in the Note to which this Annex is attached and made a part of (the Note).

         (b) The following terms are additionally defined for purposes of this Annex and, as with all other provisions herein, shall be deemed to be incorporated into the Note for all purposes. This Annex shall control in the event any of the following terms are otherwise defined in the Note.

         APPLICABLE LIBOR RATE shall mean the LIBOR Rate then in effect plus 1.75%.

         BUSINESS DAY shall mean each day on which the Lender is open to carry on its normal commercial lending business.

         INTEREST PERIOD shall mean a period commencing on the date of the Note, and which shall expire on the day immediately prior to the date that is one, two or three months thereafter as corresponds to the applicable Libor Reference Period (hereafter defined). If the Libor Reference Period is 30 days, the Interest Period shall be one month. If the Libor Reference Period is 60 days, the Interest Period shall be two months. If the Libor Reference Period is 90 days, the Interest Period shall be three months. Succeeding Interest Periods shall commence on the day immediately following the expiration date of the preceding Interest Period.

         LIBOR RATE refers to the London Interbank Offered Rate for the applicable Libor Reference Period as quoted on the Telerate Information System, page 3750, on the first day of each Interest Period (or in the event no such quotation is available on such date, as quoted on the day most immediately preceding the date of determination on which such a quotation was available).

         LIBOR REFERENCE PERIOD shall be a period of [ ] 30 days, or [ ] 30, 60 or 90 days, at Borrower's option. If Borrower has the option to select among 30, 60 or 90 day Libor Reference Periods, then at least three (3) Business Days before the end of the then effective Interest Period (hereafter defined), the Borrower may select a new Libor Reference Period of 30, 60 or 90 days, to become effective on the first day of the next succeeding Interest Period. If Borrower shall at the expiration of any Interest Period fail to elect a new Libor Reference Period as provided herein, then the duration of the next Libor Reference Period shall be the same as the previous Libor Reference Period. The initial Libor Reference Period shall be 30 days.

         The Libor Reference Periods, as used herein, are reference rates only, and the actual Interest Periods under this Note may be for periods of more than, or less than, 30, 60 or 90 days, as applicable.

                                    ADDENDUM

The provisions of this Addendum shall supplement and be in addition to the terms and provisions of the promissory note to which this Addendum is attached (the "Note").

The following provision is added to the Note:

         INTEREST RATE: Notwithstanding anything to the contrary contained in the Note, the interest rate will never be lower than the minimum interest rate shown in the Note, even if the initial interest rate, as defined in the Note, is lower than the minimum interest rate. In such cases, the minimum interest rate will be the initial interest rate.

Except as expressly modified by this Addendum, all terms of the Agreement remain in full force and effect.


Dated:        11/8         , 2002
      --------------------


BORROWER(S):

(1)  Richard Bailey
    -----------------------------
Print or Type Name


/s/ Richard Bailey
---------------------------------
Signature


(2)
    -----------------------------
Print or Type Name


---------------------------------
Signature


(3)
    -----------------------------
Print or Type Name


---------------------------------
Signature


(4)
   ------------------------------
Print or Type Name


---------------------------------
Signature